Gains and losses on derecognition of financial assets measured at amortized cost	6 Months Ended
Jun. 30, 2024
Gain and Losses on derecognition of Financial Assets at Amortized Cost [Abstract]
Disclosure - Gain and Losses on derecognition of Financial Assets at Amortized costs [text block]	Gains and losses on derecognition of financial assets measured at amortized cost For the six months ended June 30, 2024, the Group sold financial assets measured at amortized cost of € 134 million (June 30, 2023: € 93 million). The table below presents the gains and (losses) arising from derecognition of these assets. Three months ended Six months ended in € m. Jun 30, 2024 Jun 30, 2023 Jun 30, 2024 Jun 30, 2023 Gains 1 0 2 1 Losses (2) (2) (10) (4) Net gains (losses) from derecognition of assets measured at amortized cost (0) (2) (8) (4)